Exhibit 10.14

                            GUARANTY AGREEMENT
                             (Reading & Bates)

      THIS GUARANTY AGREEMENT (this "Guaranty") is dated as of November 10, 1997 and is by READING & BATES CORPORATION ("R&B Corp."), a Delaware corporation, READING & BATES DRILLING CO. ("R&B Drilling"), an Oklahoma
corporation, READING & BATES EXPLORATION CO. ("R&B Exploration"), an Oklahoma corporation, READING & BATES (A) PTY. LTD. ("R&B (A) Pty"), a Western Australian corporation, READING AND BATES BORNEO DRILLING CO., LTD. ("RB Borneo"), an Oklahoma corporation, READING & BATES OFFSHORE, LIMITED ("R&B Offshore"), an Oklahoma corporation, and RB RIG CORPORATION ("RB"), an Oklahoma corporation (each, a "Guarantor" and collectively, the "Guarantors"), is in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent") for its benefit and for the ratable benefit of the Documentation Agent and the financial institutions (the "Banks") now or hereafter party to that certain Credit Agreement dated as of November 10, 1997 (as the same may be amended, modified or restated from time to time and at any time, the "Credit Agreement"), among DEEPWATER DRILLING II L.L.C (the "Borrower"), the Banks, the Administrative Agent, and NATIONAL WESTMINSTER BANK Plc, as Documentation Agent.

                           W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Credit Agreement, the Banks have agreed to extend credit to the Borrower;

      WHEREAS, the obligation of the Banks to extend credit is conditioned upon, among other things, the execution and delivery by the Guarantors of this Guaranty;

      WHEREAS, R&B Corp., through its wholly-owned indirect subsidiary, RB Deepwater Exploration II Inc. ("R&BII"), owns a sixty percent (60%) equity interest in the Borrower, and the other Guarantors parties hereto are wholly-owned subsidiaries of R&B Corp.;

      WHEREAS, the Guarantors are members of the same consolidated group of companies; and

     WHEREAS, the Borrower was formed for the purposes of constructing and operating the Drillship (and for the other incidental purposes set forth in the Limited Liability Company Agreement pursuant to which the Borrower was formed), and it is intended that the Drillship will be used in part in connection with the exploration or development activities of R&B Corp. and its subsidiaries, and therefore, the Guarantors will derive substantial direct and indirect economic benefit from the extensions of credit pursuant to the Credit Agreement;

     NOW, THEREFORE, (i) in consideration of the premises and to induce the Banks to enter into the Credit Agreement and to extend credit, (ii) at the special insistence and request of the Administrative Agent and the Banks, and (iii) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor, for the benefit of the Administrative Agent, the Documentation Agent and the Banks, hereby agrees as follows:

     Section 1.     Defined Terms.

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          (b) The following terms used herein shall have the meanings set forth below:
          "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by R&B Corp. and its subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of R&B Corp. and its subsidiaries; provided that Consolidated Capital Expenditures shall in any event include the purchase price paid in connection with the acquisition of any Person (including through the purchase of all of the capital stock or other ownership interests of such Person or through merger or consolidation) to the extent allocable to "drilling and other property and equipment; provided further, that Consolidated Capital Expenditures shall only include the amount thereof actually paid in cash during such period. As used in this definition, "Capital Lease" means any lease of any property by a Person, which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

          "Guarantor Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or remedied during such time) constitute a Guarantor Event of Default.

          "R&B Credit Amendment" means any amendment, modification, replacement, termination (a "change") of any terms of any documents governing the R&B Credit Facility if, in the opinion of the
     Administrative Agent (acting upon direction of the Majority Banks), such change could be construed to have a material adverse effect on the Majority Banks.

          "R&B Credit Facility" means (a) the credit arrangements evidenced by the Amended and Restated Credit Agreement dated as of July 3, 1997 among Reading & Bates Corporation, Reading & Bates Drilling Co. and the Documentation Agents, and the Administrative Agent, Arranger and Security Trustee therein named, as the same may be further amended (with the consent of the Majority Banks, if such consent is required pursuant to Section 7(b) of this Guaranty), and (b) any credit arrangement or Indebtedness entered into or incurred in renewal, extension, replacement or restatement thereof.

          "Subsidiary Guarantors" means R&B Drilling, R&B Exploration,  R&B
     (A) Pty., RB Borneo, R&B Offshore, and RB, and each other direct and indirect subsidiary of R&B Corp. that becomes a party to this Guaranty Agreement.

     Section 2.     Guaranty.

             (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees the prompt performance and payment in full in Dollars when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, and each Guarantor further agrees to pay all costs, fees and expenses (including, without limitation, counsel fees of outside counsel, and the allocated cost of in-house counsel) incurred by the Administrative Agent or any Bank in enforcing any rights under this Guaranty.

           (b) Notwithstanding anything herein or in any other Loan Document to the contrary, the maximum aggregate liability of the Guarantors under this Guaranty at any time shall not exceed an amount equal to sixty percent (60%) of the dollar amount of the Obligations then outstanding. Such amount shall be calculated without giving effect to payments made by any guarantor of any part of the Obligations other than payments by Guarantors who are parties to this Guaranty.

     Section 3.     Guaranty Absolute.

           (a) The obligations of the Guarantors hereunder are those of a primary obligor, and not merely a surety, and are independent of the Obligations. A separate action or actions may be brought against one or more Guarantors whether or not an action is brought against the Borrower, any other guarantor or other obligor in respect of the Obligations or whether the Borrower, any other guarantor or any other obligor in respect of the Obligations are joined in any such action or actions.

           (b) Subject to the limitation set forth in Section 2(b) above, each Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement and the other Loan Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Banks with respect thereto. Each Guarantor agrees that its guarantee constitutes a guarantee of payment when due and not of collection. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

             (i) any lack of genuineness, validity, legality or enforceability of the Credit Agreement, any other Loan Document or any other document, agreement or instrument relating thereto or any assignment or transfer of any thereof;

           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations (including, without limitation, the possible extension of the
     Revolving  Termination Date and increase of  the  amount  of  the
     Commitments all on the terms and conditions set forth in the Credit Agreement), or any waiver, indulgence, compromise, renewal, extension, amendment, modification of, or addition, consent, supplement to, or consent to departure from, or any other action or inaction under or in respect of, the Credit Agreement or any other Loan Document or any document, instrument or agreement relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

           (iii) any release or partial release of any other guarantor or other obligor in respect of the Obligations;

            (iv) any exchange, release or non-perfection of any collateral for all or any of the Obligations, or any release, or amendment or waiver of, or consent to departure from, any guaranty or security, for all or any of the Obligations;

             (v) any furnishing of any security for any of the Obligations;

             (vi) the liquidation, bankruptcy, insolvency or reorganization of the Borrower, any other guarantor or other obligor in respect of the Obligations or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

            (vii) any modification or termination of any intercreditor or subordination agreement pursuant to which the claims of other creditors of the Borrower or the Guarantors are subordinated to those of the Banks; or

           (viii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or any Guarantor.

           (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, upon the insolvency, bankruptcy or reorganization of the Borrower or any Guarantor or otherwise pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by the Administrative Agent or any Bank, all as though such payment or performance had not been made.

           (d) If an event permitting the acceleration of any of the Obligations shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under any bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Obligations shall be deemed to have been accelerated and, subject to the limitation set forth in Section 2(b) above, the Guarantors, jointly and severally, agree to forthwith pay such Obligations (including, without limitation, interest which but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such Obligations), and the other obligations hereunder, without any further notice or demand.

      Section 4. Waivers. Each Guarantor hereby waives promptness, diligence, notice of intention to accelerate, notice of acceleration, notice of acceptance and any and all other notices with respect to any of the Obligations and this Guaranty and any requirement that the Administrative Agent or any Bank protect, secure, perfect or insure any security interest in or any Lien on any property subject thereto or exhaust any right or take any action against the Borrower, any other guarantor or any other Person or any collateral or security or to any balance of any deposit accounts or credit on the books of any Bank in favor of the Borrower or any Guarantor.

      Section 5. Subrogation. Each Guarantor agrees that it will not exercise any rights of subrogation, reimbursement or contribution, contractual statutory or otherwise which it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, until all of the Obligations have been paid in full in cash and all Commitments have terminated.

       Section   6.      Representations  and  Warranties.   The  following
representations and warranties are hereby made to the Administrative Agent and the Banks:

           (a) R&B Corp. represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary Guarantor (other than R&B (A) Pty) represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. R&B
(A) Pty represents and warrants that it is a company duly incorporated and existing under the laws of the State of Western Australia and the Commonwealth of Australia, and that its registered office is located at 66 Kings Park Road, West Penn, Western Australia.

          (b) Each Guarantor represents and warrants that it: (i) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where qualification or licensing is required by the nature of its business except where the absence of such qualification has no reasonable likelihood of having a Material Adverse Effect on the business, properties, assets or conditions (financial or otherwise) of such Guarantor; (ii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iii) is in compliance with its certificate of incorporation and bylaws; (iv) is not in default under any material agreement; and (v) is in compliance with all applicable law except if such noncompliance has no reasonable likelihood of having a Material Adverse Effect on the business, operations, properties, assets or conditions (financial or otherwise) of such Guarantor or on its ability to perform its obligations under this Guaranty.

           (c) Each Guarantor represents and warrants that the execution, delivery, and performance by such Guarantor of this Guaranty (i) are within such Guarantor's corporate powers; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene such Guarantor's certificate of incorporation or bylaws; and (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties.

          (d) Each Guarantor represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

          (e) Each Guarantor represents and warrants that this Guaranty is a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws relating to creditors' rights generally, as such laws would apply in the event of bankruptcy, insolvency or other similar occurrence with respect to such Guarantor, and except as may be limited by equitable principles (whether enforcement is sought in equity or law).

           (f) Each Guarantor represents and warrants that there is no pending or threatened action or proceeding affecting such Guarantor before any Governmental Authority which has any reasonable likelihood of having a Material Adverse Effect on the business, operations, properties, assets or conditions (financial or otherwise) of such Guarantor, the Liens created by any Loan Document or the ability of such Guarantor to perform its obligations under this Guaranty.

            (g) R&B Corp. represents and warrants that: (i) the consolidated financial statements of R&B Corp. and its subsidiaries dated December 31, 1996, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date, and its unaudited financial statements dated September 30, 1997: (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to ordinary, good faith year-end audit adjustments; and
(B)   fairly  present  the  financial  condition  of  R&B  Corp.  and   its
subsidiaries as of the date thereof and results of operations for the period covered thereby; and (ii) since September 30, 1997, there has been no Material Adverse Effect with respect to R&B Corp.

     Section 7.     Certain Covenants.

          (a) Information Covenants. R&B Corp. shall deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Majority Banks, with sufficient copies for each Bank:

                 (i) Annual Financial Statements. As soon as available, but not later than 90 days after the end of each fiscal year, a copy of the consolidated balance sheet of R&B Corp. and its subsidiaries as at the end of such year and the related consolidated statements of operations and of cash flows for such year, including the amount of Consolidated Capital Expenditures made during such fiscal year, setting forth comparative consolidated figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the subject companies;

                (ii)  Quarterly  Financial  Statements.   As  soon  as
     available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of R&B Corp. and its subsidiaries as of the end of such quarter and the related consolidated statements of operations and of cash flows for the period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, including the amount of Consolidated Capital Expenditures made during such quarter, and in each case setting forth the comparative consolidated figures for the related period in the prior fiscal year, and certified by the chief financial officer or controller of R&B Corp. as fairly presenting, in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments;

                (iii) Rig Status Report. As soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of R&B Corp., and within 90 days after the end of the fourth fiscal quarter, a report (in the same form as provided to the lenders pursuant to the documents governing the R&B Credit Facility) detailing (i)(A) the then current location of each of the offshore drilling rigs owned or leased by R&B
     Corp. and its Subsidiaries, (B) the then current term of and parties to any contract of any such offshore drilling rig, and
     (C) the then current day rate with respect to any such contract, and (ii) for the previous fiscal quarter, the average day rates and utilization for each such offshore drilling rig;

                (iv) Forecast; etc. Not more than 60 days after the commencement of each fiscal year of R&B Corp., a forecast which includes an income statement, balance sheet and cash flow statement of R&B Corp. for each of the four fiscal quarters of such fiscal year, including a breakdown of revenues, operating expenses, utilizations and Consolidated Capital Expenditure assumptions for each offshore drilling rig owned or leased by R&B Corp. and its subsidiaries;

                (v) Compliance Certificate. At the time of the delivery of the financial statements provided for in Sections 7(a)(i) and (ii), a certificate signed by a Responsible Officer of R&B Corp., stating that (A) the financial statements being delivered present fairly the financial position of R&B Corp. as of the date thereof, (B) as of the date of such certificate, no Guarantor Default or Guarantor Event of Default exists (or if it does exist, an explanation of same and of the action R&B Corp. intends to take to remedy same), (C) the representations and warranties of the Guarantors set forth in this Guaranty are true and correct in all material respects as of the date of such certificate except those which relate solely to an earlier date,
     (D) as of the date of such certificate, no actions, suits or proceedings are pending or, to the best knowledge of R&B Corp. threatened, at law, in equity, in arbitration or before any Government Authority, against any Guarantor or any of their respective properties which: (x) purport to or do restrain the performance by a Guarantor under this Guaranty, or (y) individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to R&B Corp. and its subsidiaries taken as a whole, and (E) since the date of the financial statements being delivered, there has been no Material Adverse Effect with respect to R&B Corp. and its subsidiaries taken as a whole;

                (vi) SEC Reports. Promptly upon transmission thereof, copies of any material filings and registration with, and reports to, the SEC by R&B Corp. or its subsidiaries and copies of all financial statements, proxy statements, notices and reports as R&B Corp. or any of its subsidiaries shall generally send to analysts or all holders of their capital stock in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Guaranty); and

                 (vii) Additional Information. Promptly, such additional information regarding the business, financial or corporate affairs of any Guarantor or any subsidiary of any Guarantor as any Bank, acting through the Administrative Agent, may from time to time reasonably request.

          (b) Amendments to R&B Credit Agreement. Prior to agreeing to any R&B Credit Amendment, R&B Corp. and R&B Drilling Co. agree to deliver a copy thereof to the Administrative Agent. R&B Corp. and R&B Drilling agree not to consent to or permit any R&B Credit Amendment without the prior written consent of the Majority Banks acting through the Administrative Agent.

      Section 8. Further Assurances. Each Guarantor agrees that at any time and from time to time, at the expense of such Guarantor, such
Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, as the Administrative Agent may reasonably request, to enable the Administrative Agent to protect and to exercise and enforce its rights and remedies hereunder.

      Section 9. Application of Payments. Any payment received by the Administrative Agent from a Guarantor (or from any Bank pursuant to Section 14 below), shall be applied by the Administrative Agent as follows:

                First, to the payment of costs and expenses of collection and all expenses (including without limitation Attorney Costs), liabilities and advances made or incurred by the Administrative Agent in connection therewith;

                Next, to the Banks pro rata, based on the then outstanding amount of the Obligations owed to each in payment in full of the Obligations; and

                Finally, after payment in full of all Obligations and the termination of the Commitments, the payment to the Guarantors, or their successors and assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds;

provided, however, that nothing contained in this Section 9 shall expand or modify the limitation on the Guarantor's liability set forth in Section 2(b) of this Guaranty.

       Section 10. Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Guaranty to the contrary, the Administrative Agent may exercise, and at the request of the Majority Banks shall exercise or refrain from exercising, all rights and remedies provided for herein and provided by law.

       Section 11. No Waiver. No failure on the part of the Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 12. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed, in the case of amendments, by the Guarantors and by the Administrative Agent (acting with the consent of the Majority Banks or all the Banks, as may be required pursuant to Section 10.01 of the Credit Agreement) and, in the case of consent or waiver, by the Administrative Agent (acting with the consent of the Majority Banks or all the Banks, as may be required pursuant to Section 10.01 of the Credit Agreement) and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

       Section 13. Notices. All notices, requests and other communications provided for hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. The address for notices to Guarantors shall be the address set forth below its signature to this Guaranty, or such other address as shall be designated by Guarantor(s) in a written notice to the Administrative Agent.

     Section 14.    Right to Set-off.

           (a) Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of any Guarantor against any and all of the Obligations (subject to the limitation set forth in Section 2(b) above), irrespective of whether or not such Bank shall have made any demand under this Guaranty and although such Obligations may be contingent and unmatured. Each Bank which sets-off pursuant to this
Section 14(a) shall give prompt notice to the applicable Guarantor and the Administrative Agent following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

           (b) Any payment obtained pursuant to Section 14(a) above (or in any other manner directly from any Guarantor) by any Bank shall be remitted to the Administrative Agent and distributed among the Banks in accordance with the provisions of Section 9 above.

      Section 15. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment (after the termination of the Commitments) in full (subject to Section 2(b) above) of the Obligations and all other amounts payable under this Guaranty; (b) be binding upon each Guarantor, its successors and assigns; and (c) inure to the benefit of the Administrative Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Bank herein or otherwise, all as provided in, and to the extent set forth in, Sections 10.07 and 10.08 of the Credit Agreement.

     Section 16. Subordination of the Credit Parties' Obligations to the Guarantor. Each Guarantor hereby expressly covenants and agrees for the benefit of the Administrative Agent and the Banks that all obligations and liabilities of the Borrower and all obligations and liabilities of all other guarantors of the Obligations (or any part thereof) ("Other Guarantors"), to such Guarantor ("Such Guarantor") of whatsoever description (including, without limitation, all rights of contribution) (the "Subordinated Obligations") shall be subordinated and junior in right of payment to the Obligations. In the case of any Insolvency Proceeding wherein the obligor of Subordinated Obligations (an "Obligor") is debtor, the Obligor and any assignee, trustee in bankruptcy, receiver or other similar Person, debtor in possession or other Person(s) in charge are hereby directed to pay to the Administrative Agent (for the benefit of the Banks) the full amount of the Obligations (including interest to date of payment and including without limitation interest accrued after the filing of a petition initiating an Insolvency Proceeding) before making any payment in respect of the Subordinated Obligations to Such Guarantor, and insofar as may be necessary for that purpose, Such Guarantor hereby assigns and transfers to the Administrative Agent all rights to such payments. Notwithstanding the foregoing provisions of this Section 16:

     (a) with respect to obligations and liabilities of the Borrower to Such Guarantor ("Borrower/Guarantor Obligations"), Such Guarantor may receive payments in respect of Borrower/Guarantor Obligations so long as there has not occurred a Default or Event of Default;

     (b) with respect to obligations and liabilities of one more of the Guarantors hereunder to Such Guarantor ("R&B Intra-Company Obligations"), Such Guarantor may receive payments in respect of R&B Intra-Company Obligations so long as there has not occurred an Event of Default and there is not pending any Insolvency Proceeding involving as debtor the Obligor of the R&B Intra-Company Obligations;

     (c) with respect to obligations and liabilities of one or more of the Other Guarantors who are not signatories to this Guaranty ("Unrelated Guarantors") which obligations or liabilities are related to the Borrower, the Drillship, or R&BII's interest in the Borrower ("Drillship-Related R&B/Conoco Obligations"), Such Guarantor may receive payments in respect of Drillship-Related R&B/Conoco Obligations so long as there has been no acceleration of the Obligations under the Credit Agreement and there is not pending any Insolvency Proceeding involving as debtor the Borrower or the Obligor of the Drillship-Related R&B Conoco Obligations; and

     (d) obligations and liabilities of Unrelated Guarantors to Such Guarantor, if such obligations and liabilities are unrelated to the Borrower and the Drillship ("Unrelated R&B/Conoco Obligations"), shall not be subject to the provisions of this
          Section 16.

If Such Guarantor shall receive any payment in respect of the Subordinated Obligations in contravention of the terms of this Section, such payments shall be collected and received by Such Guarantor as trustee for the Administrative Agent and the Banks and paid over to the Administrative Agent and the Banks on account of the Obligations.

     Section 17.    Severability; Entire Agreement.

           (a) If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Guaranty which are valid.

           (b) This Guaranty, together with the other Loan Documents, embodies the entire agreement and understanding among the Guarantor and the other parties to the Loan Documents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     Section 18.    Taxes.

           (a) Any and all payments by a Guarantor to each Bank or the Administrative Agent under this Guaranty and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, each Guarantor shall pay all Other Taxes with respect to amounts owed by it.

           (b) If a Guarantor shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Administrative Agent, then: (i)
the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) such Guarantor shall make such deductions and withholdings;
(iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and (iv) such Guarantor shall also pay to each Bank or the Administrative Agent for the account of such Bank, at the time interest is paid, all additional reasonable amounts which the respective Bank specifies, in a Certificate Regarding Taxes (as defined in Section 18(e) below) as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

           (c) Each Guarantor agrees to indemnify and hold harmless each Bank and the Administrative Agent for the full amount of Taxes, Other Taxes and Further Taxes in the amount that the respective Bank specifies, in a Certificate Regarding Taxes (as defined in Section 18(e) below) as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Administrative Agent makes written demand therefor.

           (d) Within 30 days after the date of any payment by a Guarantor of Taxes, Other Taxes or Further Taxes, such Guarantor shall furnish to the Administrative Agent and each Bank the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Administrative Agent.

           (e) As used in this Section 18, a "Certificate Regarding Taxes" means a Certificate executed on behalf of the applicable Bank setting forth in reasonable detail the amount payable to such Bank hereunder. Such certificate shall be conclusive and binding on the Guarantor in the absence of manifest error.

     Section 19.    Contribution.

           (a) At any time a payment in respect of the guaranteed Obligations is made under this Guaranty, the right of contribution, if any, of each Guarantor against any other Guarantor required to make any payment to such Guarantor pursuant to this Section 19 (a "Contributor") shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as hereinafter defined) of the aggregate payments made by all Guarantors in respect of the guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each Contributor who has made payments in respect of the guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such Contributor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect to the guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such Contributor. A Guarantor's right of contribution, if any, pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the guaranteed Obligations have been paid in full and all Commitments have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 19 against any Contributor shall be expressly junior and subordinate to such Contributor's obligations and liabilities in respect of the guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Agreement, (i) each Contributor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth of such Contributor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth of such Guarantor or (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the initial Borrowing Date exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty), in each case after giving effect to all transactions occurring on the initial Borrowing Date.

           (b) Each Guarantor recognizes and agrees that, except for any right of contribution arising pursuant to this Section 19, until the guaranteed Obligations have been paid in full, each Guarantor who makes any payment in respect of the guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment, any such right of contribution or subrogation arising under law or otherwise being expressly waived by all Guarantors until the guaranteed Obligations have been paid in full.

           (c) Each Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any other Guarantor to the extent that after giving effect to such waiver such Guarantor would remain Solvent, in the determination of the Majority Banks.

      Section 20. Event of Default. As used in this Guaranty and in the other Loan Documents, a "Guarantor Event of Default" shall mean the occurrence of any of the following events:

          (a) the Guarantor shall fail to observe or perform any term or covenant contained in this Guaranty; provided, however if such default is capable of being cured or remedied, then such default shall not constitute a Guarantor Event of Default unless it shall continue unremedied for a period of twenty (20) days; or

          (b) R&B Corp. or a Subsidiary Guarantor (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, if the effect of such failure, event or condition is to result in acceleration of all or any part of such Indebtedness or renegotiation of the material payment terms of any such Indebtedness to become due prior to its scheduled maturity, or to result in such Contingent Obligation becoming payable or cash collateral in respect thereof being demanded; or

          (c) An R&B Credit Amendment shall be made or done without the prior written consent of the Administrative Agent (acting upon direction of the Majority Banks).

     SECTION 21.    GOVERNING LAW AND JURISDICTION.

           (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS); PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS PRENTICE-HALL CORPORATION, WITH OFFICES ON THE DATE HEREOF AT 80 STATE STREET, ALBANY, NEW YORK, 12207, AS ITS DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND
ADMINISTRATIVE AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT IN NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH BELOW ITS SIGNATURE TO THIS GUARANTY AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER MAILING SUCH AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

           (c) EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.

     SECTION 22. WAIVER OF JURY TRIAL. EACH GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

                   [SIGNATURES BEGIN ON FOLLOWING PAGE]
     SECTION 23. ENTIRE AGREEMENT. THIS WRITTEN GUARANTY AND OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.
                                 READING & BATES CORPORATION


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Chief Financial Officer
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-2298

                                 With a copy to:

                                 Wayne K. Hillin, Esq .
                                 General Counsel
                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285



                                 READING & BATES DRILLING CO.


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 c/o Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Chief Financial Officer
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-2298


                                 With a copy to:

                                 Wayne K. Hillin, Esq.
                                 General Counsel
                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285


                                 READING & BATES EXPLORATION CO.


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 c/o Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Chief Financial Officer
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-2298


                                 With a copy to:

                                 Wayne K. Hillin, Esq.
                                 General Counsel
                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285



                                 READING & BATES (A) PTY. LTD.


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 c/o Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Chief Financial Officer
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-2298


                                 With a copy to:

                                 Wayne K. Hillin, Esq.
                                 General Counsel
                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285



                                 READING AND BATES BORNEO
                                 DRILLING CO., LTD.


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 c/o Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Chief Financial Officer
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-2298


                                 With a copy to:

                                 Wayne K. Hillin, Esq.
                                 General Counsel
                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285



                                 READING & BATES OFFSHORE,
                                 LIMITED


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 c/o Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Chief Financial Officer
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-2298


                                 With a copy to:

                                 Wayne K. Hillin, Esq.
                                 General Counsel
                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285



                                 RB RIG CORPORATION


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 c/o Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Chief Financial Officer
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-2298


                                 With a copy to:

                                 Wayne K. Hillin, Esq.
                                 General Counsel
                                 Reading & Bates Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285